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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report:  June 4, 1997

                 AmeriCredit Automobile Receivables Trust 1996-B
             (Exact Name of Registrant as specified in its charter)


       United States                 33-98620                 88-0359494
       -------------                 --------                 ----------
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                   Identification Number)

                           c/o AmeriCredit Financial
                                Services, Inc.
                          Attention:  Daniel E. Berce
                              200 Bailey Avenue
                            Fort Worth, TX  76107
                            (Address of Principal
                              Executive Office)

                              (817) 332-7000
                         Registrant's phone number

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Item 5.   Other Events

     Information relating to distributions to Certificateholders for the May, 1997, Collection Period of the Registrant in respect of the Asset Backed Certificates (the "Certificates") issued by the Registrant, and the performance of the Receivables held by the Registrant, together with certain other information relating to the Certificates, is contained in the Servicer's Certificate for the referenced Collection Period provided to Certificateholders pursuant to the Pooling and Servicing Agreement dated as of April 30, 1996 between AFS Funding Corp., as Seller, AmeriCredit Financial Services, Inc., as Servicer, and LaSalle National Bank, as Trustee (the "Agreement").

Item 7.   Financial Statements, Exhibits

     Exhibit No.    Exhibit
     -----------    -------
          1.        Servicer's Certificate for the May, 1997 Collection Period
                    relating to the Certificates issued by the Registrant pursuant to the Agreement.

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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AmeriCredit Automobile Receivables Trust 1996-B

By:  AmeriCredit Financial Services, Inc., as Servicer



/s/  Daniel E. Berce
     Daniel E. Berce
     Executive Vice President,
     Chief Financial Officer
     and Treasurer



June 4, 1997

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                                   EXHIBIT INDEX

Exhibit
-------
   1. Servicer's Certificate for the May, 1997 Collection Period relating to the Certificates issued by the Registrant.